UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 17, 2008
Commission file number 1-33193
ATLAS ENERGY RESOURCES, LLC
(Exact name of registrant as specified in its charter)

Delaware	75-3218520
(State of incorporation or organization)	(I.R.S. Employer Identification No.)
1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (412) 262-2830
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (27 CFR 240.13e-4©)

Item 8.01. Other Events
     Attached to this Current Report on Form 8-K as Exhibit 23.1 is a consent of Wright & Company, Inc., independent petroleum engineers, consenting to the use of its reserve report in the Company’s Registration Statement on Form S-3 (Registration No. 333-149692) and Annual Report on Form 10-K for the year ended December 31, 2007. Also attached, as Exhibit 99.1, are risk factors of the Company that are meant to supplement those risks appearing in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Title

23.1	Consent of Wright & Company, Inc.

99.1	Supplemental Risk Factors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 17, 2008	By:	/s/ Matthew A. Jones Matthew A. Jones
Chief Financial Officer

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